EQUIPMENT LOAN
                                 PROMISSORY NOTE


$3,000,000                                                     September 5, 2001


FOR VALUE RECEIVED, ZB COMPANY, INC. (the "Borrower"), with an address at 26610 Agoura Road, Suite 250, Calabasas, CA 91302, promises to pay to the order of PNC LEASING, LLC (the "Lender"), in lawful money of the United States of America in immediately available funds at its offices located at c/o PNC Bank, National Assocation, 1600 Market Street, Philadelphia, PA 19103, or at such other location as the Lender may designate from time to time, the principal sum of THREE MILLION DOLLARS ($3,000,000), together with interest accruing on the outstanding principal balance from the date hereof, as provided below:

1. Rate of Interest. So long as no Event of Default (as hereinafter defined) has occurred and is continuing, no interest shall accrue through December 31, 2001. Thereafter, amounts outstanding under this Note will bear interest at a rate of eight percent (8%) per annum ("Fixed Rate"). Interest will be calculated on the basis of a year of 360 days for the actual number of days in each interest period. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. Payment Terms.  Principal and interest will be payable as follows:


     (a) Initial principal payments under this Note shall be due and payable as set forth below:



                  Payment Date:                             Amount of Payment:

                  The later of (a) September 1, 2001 and    $100,000
                  (b) the closing date of the Approved
                  Sale and the Equipment Sale, but in no
                  event later than September 5, 2001

                  October 1, 2001                           $100,000

                  November 1, 2001                          $100,000

                  December 1, 2001                          $200,000


     (b) Commencing on January 1, 2002, and continuing on the first day of each month thereafter, payments of principal together with interest in the amount of $92,221 shall be due and payable. Any outstanding principal and accrued interest shall be due and payable in full on June 1, 2004.

The foregoing payment amounts are calculated on the assumption that each payment will be made on the date when due, and if there is any variation in the actual payment dates, there may be an additional amount due upon maturity of this Note. Any amortization schedule provided to Borrower is only an estimate, and is superseded by the terms of this Note regarding the accrual and payment of interest.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Lender's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Lender to charge the Borrower's deposit account, if any, at the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc. for any payment when due. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest and principal in any order the Lender may choose, in its sole discretion.

3. Default Rate. Upon maturity, whether by acceleration, demand or otherwise, and at the Lender's option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be five percentage points (5%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Lender's expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Lender's exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Lender may employ. In addition, the Default Rate reflects the increased credit risk to the Lender of carrying a loan that is in default. The Borrower agrees that the Default Rate represents a reasonable forecast of just compensation for anticipated and actual harm incurred by the Lender, and that the actual harm incurred by the Lender cannot be estimated with certainty and without difficulty.

4. Prepayment. This Note may be prepaid by the Borrower at any time without penalty or premium to the Lender.

5. Other Loan Documents. This Note is issued in connection with a letter agreement or loan agreement between the Borrower and the Lender dated on or before the date hereof, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the "Loan Documents"), and is secured by the property described in the Loan Documents (if any) and by such other collateral as previously may have been or may in the future be granted to the Lender to secure this Note.

6. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or default and the lapse of any notice or

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

cure period under any Loan Document or any other debt, liability or obligation of the Borrower to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc; (iii) the filing by or against the Borrower of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against the Borrower, such proceeding is not dismissed or stayed within 60 days of the commencement thereof); (iv) any assignment by the Borrower for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of the Borrower held by or deposited with the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc.; (v) a default with respect to any other indebtedness of the Borrower for borrowed money in an amount in excess of $5,000,000 in the aggregate, subject to any applicable grace or cure periods, if the effect of such default is to cause or is reasonably likely to result in the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of the Borrower to the Lender; (vii) the entry of one or more final judgments in excess of $2,000,000 in the aggregate against the Borrower and such judgment(s) shall not be discharged or stayed or bonded pending appeal within thirty (30) days of the entry thereof; (viii) the Borrower ceases doing business as a going concern; (ix) any representation or warranty made by the Borrower to the Lender in any Loan Document, or any other documents now or in the future evidencing or securing the obligations of the Borrower to the Lender, is false or inaccurate in any material respect; or (x) the Borrower's failure to observe or perform any covenant or other agreement with the Lender contained in any Loan Document (other than the Security Agreement) or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Lender; provided, however, that no Event of Default under this clause (x) shall have occurred if the Borrower cures such failure with 20 days of the occurrence thereof; provided, further, however, that the foregoing cure period shall not apply to any failure of the Borrower to comply with Sections 6(c) or (d) of the Loan Agreement.

Upon the occurrence of an Event of Default: (a) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (b) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Lender's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (c) at the Lender's option, this Note will bear interest at the Default Rate from the date of the occurrence and during the continuance of the Event of Default; and (d) the Lender may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

7. Power to Confess Judgment. The Borrower hereby empowers any attorney of any court of record, after the occurrence and during the continuance of any Event of Default hereunder, to appear for the Borrower and, with or without complaint filed, confess judgment, or a series of judgments, against the Borrower in favor of the Lender or any holder hereof for the entire principal balance of this Note, all accrued interest and all other amounts due hereunder, together with

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

costs of suit and an attorney's commission of $25,000 added as a reasonable attorney's fee, and for doing so, this Note or a copy verified by affidavit shall be a sufficient warrant. The Borrower hereby forever waives and releases all errors in said proceedings and all rights of appeal and all relief from any and all appraisement, stay or exemption laws of any state now in force or hereafter enacted. Interest on any such judgment shall accrue at the Default Rate.

No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Lender shall elect until such time as the Lender shall have received payment in full of the debt, interest and costs. Notwithstanding the attorney's commission provided for in the preceding paragraph (which is included in the warrant for purposes of establishing a sum certain), the amount of attorneys' fees that the Lender may recover from the Borrower shall not exceed the actual attorneys' fees incurred by the Lender.

Notwithstanding the foregoing, the Lender shall only be entitled to exercise the foregoing power to confess judgment in the Commonwealth of Pennsylvania.

8. Right of Setoff. In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Lender by law, the Lender shall have, with respect to the Borrower's obligations to the Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Lender all of the Borrower's right, title and interest in and to, all of the Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Lender, although the Lender may enter such setoff on its books and records at a later time.

9. Miscellaneous. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to the addresses for the Lender and the Borrower set forth above or to such other address as either may give to the other in writing for such purpose. No delay or omission on the Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender's action or inaction impair any such right or power. No modification, amendment or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom will be effective unless made in a writing signed by the Lender. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Lender in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Lender's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall

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

inure to the benefit of the Lender and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Lender's written consent and the Lender at any time may assign this Note in whole or in part.

This Note has been delivered to and accepted by the Lender and will be deemed to be made in the State where the Lender's office indicated above is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE LENDER AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LENDER'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lender's office indicated above is located; provided that nothing contained in this Note will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

10. WAIVER OF JURY TRIAL. The Borrower irrevocably waives any and all rights the Borrower may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents. The Borrower acknowledges that the foregoing waiver is knowing and voluntary.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:                           ZB COMPANY, INC.


Jerome Kollar                               By: /s/ Raymond P. Springer

Print Name: Jerome Kollar                   Print Name: Raymond P. Springer

Title: Vice President                       Title: EVP, Treasurer, Secretary

(Include title only if an officer of entity signing to the right)